SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

POGO PRODUCING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7792	74-1659398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Greenway Plaza, Suite 2700
Houston, Texas 77046-0504
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 297-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

On August 14, 2007, Pogo Producing Company, a Delaware corporation (the “Company”) completed the sale of all of the issued and outstanding stock of its wholly-owned subsidiary, Northrock Resources Ltd. (“Northrock”), to Abu Dhabi National Energy Company PJSC (“TAQA”) for approximately $2 billion (“Northrock Disposition”). The sale of the Company’s Northrock subsidiary resulted in the disposition of the Company’s operations in Canada.

Under SFAS No. 144 (“SFAS 144”), “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company classifies assets to be disposed of as held for sale or, if appropriate, discontinued operations when they have received appropriate approvals by the Company’s management or Board of Directors and when they meet other criteria.  As of June 30, 2007, the Company was in the process of completing the sale of its Canadian operations and accordingly classified those operations as discontinued for all periods presented in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007 (“June 2007 Quarterly Report”).

A copy of the press release announcing the completion of this sale is furnished herewith as Exhibit 99.2.

Item 9.01       Financial Statements and Exhibits

(b)              Pro forma financial information.

The pro forma financial information with respect to the disposition of the Company’s Northrock subsidiary is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

The statements included or incorporated by reference in this report include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements included or incorporated by reference herein, other than statements of historical fact, are forward-looking statements, including, without limitation, the estimated standardized measure of discounted future net cash flows and components thereof.  Important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 under the captions “Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other SEC filings of the Company.  Many of these factors are beyond the Company’s ability to control or predict.  Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels.

(d )             Exhibits.

The exhibits listed below are filed herewith, except Exhibit 99.2, which is furnished herewith.

2.1

Share Purchase Agreement, dated as of May 28, 2007, by and among Pogo Alberta, ULC, Northrock Resources Ltd., Pogo Producing Company, 1325156 Alberta Ltd. and Abu Dhabi National Energy Company PJSC (incorporated by reference to exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, File No. 1-7792)

99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements of Pogo Producing Company and Subsidiaries as of and for the six months ended June 30, 2007 and for the years ended December 31, 2005 and 2006.

99.2	Press release dated August 14, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POGO PRODUCING COMPANY

Date: August 15, 2007	By:	/s/ James P. Ulm, II
James P. Ulm, II
Senior Vice President and
Chief Financial Officer